UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): June 8, 2026

HYCROFT MINING HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 3030

Winnemucca, Nevada 89446

(Address of principal executive offices)

(775) 304-0260

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	HYMCW	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	HYMCL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2026, Hycroft Mining Holding Corporation (the “Company”) entered into an Employment Agreement, dated June 8, 2026, with Eric B. Colby, the Company’s Executive Vice President, Corporate Development and Investor Relations (the “Agreement”).

Mr. Colby joined the Company in April 2026. He is an accomplished senior mining executive who brings a combination of operational leadership, capital markets expertise, and transaction experience. He has nearly two decades of experience across large-scale mine development, complex joint ventures, and operating businesses, and has executed more than $20 billion in public and private transactions. His background integrates corporate development, investor relations, and operations, providing a disciplined approach to capital allocation, project development and long-term value creation. Mr. Colby spent 15 years with Newmont Corporation, where he held roles of increasing responsibility across corporate development, investor relations, finance, and operations in South America. Most recently, from 2021 through 2025, he served as Vice President, Operations at Magris Performance Materials, where he was responsible for a diversified portfolio of mines and processing operations across the U.S. and Canada.

Pursuant to the terms of the Agreement, Mr. Colby agreed to serve as the Company’s Executive Vice President, Corporate Development and Investor Relations in exchange for an annual base salary of $450,000 and an annual cash incentive bonus set at 80% of his annual base salary as the target, with bonus payments ranging from 0% to 200% of the target, based upon specific individual and corporate performance metrics to be determined from time to time by the Board or the Compensation Committee. Mr. Colby is also eligible to participate in any equity-based compensation plans established or maintained by the Company for its senior officers. Mr. Colby is an at-will employee whose employment may be terminated by the Company or by Mr. Colby at any time, for any or no reason.

Termination Payment Terms

The Agreement contain provisions entitling Mr. Colby to payments upon termination of his employment in certain circumstances, as described below.

Termination of Employment for any Reason

Pursuant to the Employment Agreement, in the event Mr. Colby’s employment with the Company terminates for any reason, he (or his estate, as applicable) will be entitled to receive any earned but unpaid base salary, any earned but unpaid annual cash incentive bonus, any amounts that may be payable under any applicable executive benefit plan, expense reimbursements and COBRA benefits provided that a timely election for COBRA continuation coverage is made and the applicable amounts are paid.

Termination of Employment other than for Cause or Voluntary Termination by Executive for Good Reason

If the Company terminates Mr. Colby’s employment without Cause (as hereinafter defined), or he terminates his employment for Good Reason (as hereinafter defined), he will be entitled to (i) a cash amount equal to 1.5 multiplied by his annual base salary, payable in equal instalments over the 18 months following the date of termination; and (ii) 18 months of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost as in effect on the date of his termination.

Termination of Employment in the Event of Death or Disability

If the employment of Mr. Colby with the Company is terminated due to his death or disability, in addition to amounts payable and benefits provided as described under “Termination of Employment for any Reason” above, he (or his estate, as applicable) will be entitled to receive the pro rata portion of any bonus payable to him under the Company’s annual cash incentive plan for the year in which such termination for death or disability occurs determined based on the actual bonus attained for the fiscal year in which such termination occurs.

Termination of Employment after a Change in Control

If within 90 days prior to, or one year after, a Change in Control (as hereinafter defined), the Company terminates the employment of Mr. Colby for reasons other than for Cause, he incurs a Disability (as hereinafter defined) or voluntarily terminates his employment for Good Reason, he will be entitled to (i) a cash amount equal to 2.0 multiplied by his annual base salary, payable in a lump sum on the 60th day following the date of termination, (ii) a cash amount equal to 2.0 multiplied by the greater of (A) the actual bonus paid for the fiscal year immediately preceding the date of termination, (B) the actual bonus attained for the fiscal year in which the date of termination occurs prior to the first anniversary of the employment agreement, or (C) the target bonus for the fiscal year in which the date of termination occurs prior to the first anniversary of the agreement, payable in a lump sum on the 60th day following the date of termination, and (iii) 24 months of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost to him as in effect on the date of the Change in Control (or, if lower, as in effect at any time thereafter).

Common Defined Terms Used in Agreement

For purposes of the Agreement, the terms “Cause,” “Change in Control,” “Disability,” and “Good Reason” have the following definitions:

The term “Cause” shall mean that one or more of the following has occurred:

(i)	the executive is convicted of a felony or pleads guilty or nolo contendere to a felony (whether or not with respect to the Company or any of its affiliates);

(ii)	a failure of the executive to substantially perform his responsibilities and duties to the Company which, to the extent curable, is not remedied within 10 days after the executive’s receipt of written notice given by the appropriate senior officer or any member of the Board, as applicable, identifying the failure in reasonable detail and granting the executive an opportunity to cure such failure within such 10-day period;

(iii)	the failure of the executive to carry out or comply with any lawful and reasonable directive of the Board (or any committee of the Board), which, to the extent curable, is not remedied within 10 days after the executive’s receipt of written notice given by or on behalf of the Company identifying the failure in reasonable detail and granting the executive an opportunity to cure such failure within such 10-day period;

(iv)	the executive engages in illegal conduct, any breach of fiduciary duty (if any), any act of material dishonesty or other misconduct, in each case in this clause (iv), against the Company or any of its affiliates;

(v)	a material violation or willful breach by the executive of any of the policies or procedures of the Company, including, without any limitation, any employee manual, handbook or code of conduct of the Company which, to the extent curable, is not remedied within 10 days after the executive’s receipt of written notice given by or on behalf of the Company identifying the violation or breach in reasonable detail and granting the Executive an opportunity to cure such violation or breach within such 10 day period;

(vi)	the executive fails to meet any material obligation the executive may have under any agreement entered into with the Company which, to the extent curable, is not remedied within 10 days after the executive’s receipt of written notice given by any member of the Company identifying the failure in reasonable detail and granting the executive an opportunity to cure such failure within such 10-day period;

(vii)	the executive’s failure to maintain any applicable license, permit or card required by the federal or state authorities or a political subdivision or agency thereof (or the suspension, revocation, or denial of such license, permit or card); or

(viii)	the executive’s breach of any non-compete, non-solicit, confidentiality or other restrictive covenant to which the executive may be subject, pursuant to an employment agreement or otherwise.

The term a “Change in Control” of the Company will be deemed to occur as of the first day that one or more of the following conditions is satisfied:

(i)	The “beneficial ownership” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of securities representing more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Company Voting Securities”), is accumulated, held or acquired by a “Person” (as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, holders of capital stock of the Company as of the date hereof or a subsidiary thereof, any corporation owned, directly or indirectly, by the Company’s stockholders in substantially the same proportions as their ownership of stock of the Company); provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction that complies with clauses (A), (B) and (C) of clause (iii) below will not be a Change in Control; provided further, that immediately prior to such accumulation, holding or acquisition, such Person was not a direct or indirect beneficial owner of 15% or more of Company Voting Securities as of the date of the applicable employment agreement; or

(ii)	Individuals who, as of the date of the respective Agreement, constitute the Board, or “Incumbent Board”, cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board; or

(iii)	Consummation by the Company of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity, or “Business Combination”, in each case, unless immediately following such Business Combination: (A) more than 50% of the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination, or “Surviving Corporation”, or (y) if applicable, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries, or “Parent Corporation”, is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of Company Voting Securities; (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that (x) such ownership of the Company existed prior to the Business Combination or (y) that immediately prior to such Business Combination, such Person was a direct or indirect beneficial owner of 15% or more of the Company Voting Securities as of the date of the respective employment agreement, and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

Notwithstanding anything to the contrary in the foregoing, in no event will a Change in Control be deemed to have occurred with respect to the executive if the executive is part of a purchasing group that consummates the Change in Control transaction. The executive will be deemed “part of a purchasing group” for purposes of the preceding sentence if the executive is an equity participant in the purchasing company or group (except (i) passive ownership of less than two percent of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing directors.

The term “Disability” means the executive’s long-term disability as defined by and determined under the Company’s long-term disability plan, or if the executive is not covered by a long-term disability plan sponsored by the Company, then the executive’s inability (as determined by the Board or compensation committee thereof in its discretion, (in the case of Mr. Colby, with the Board or Compensation Committee acting reasonably)) to perform the essential job functions, with or without a reasonable accommodation.

The term “Good Reason” means the occurrence of any of the following without the executive’s consent:

(i)	a material reduction or a material adverse alteration in the nature of the executive’s position, responsibilities or authorities or the assigning of duties to the executive that are materially inconsistent with those of the position of such executive of a company of comparable size in a comparable industry;

(ii)	the executive’s becoming the holder of a lesser office or title than that previously held;

(iii)	any material breach of the applicable employment agreement by the Company that causes an adverse change to the terms and conditions of the executive’s employment;

(iv)	the Company requires the executive to relocate his principal business office to a location not within 75 miles of the Employee’s principal office;

(v)	any reduction in the executive’s salary, other than a reduction in salary generally applicable to executive employees; or

(vi)	failure of the Company to pay the executive any amount otherwise vested and due under the applicable employment agreement or under any plan or policy of the Company following written notice by the executive to the Company identifying the failure and the basis for such payment and the Company’s failure to cure within 10 days following receipt of such written notice.

In no event will a resignation be deemed to occur for “Good Reason” unless the executive provides notice to the Company, and such resignation occurs, within 90 days after the event or condition giving rise thereto. Upon receiving notice from the executive, the Company has a period of 30 days during which it may remedy the event or condition.

The above description of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated as of June 8, 2026, by and between the registrant and Eric Colby.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hycroft Mining Holding Corporation

Dated: June 10, 2026	By:	/s/ Rebecca A. Jennings
Rebecca A. Jennings
Senior Vice President and General Counsel